Exhibit 23.0      Consent of Radics & Co., LLC



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of Financial Bancorp, Inc. (the "Company") of our report dated December 4, 1998, in the Company's Annual Report on Form 10-K for the year ended September 30, 1998.






                                                         /s/ Radics & Co.
                                                         ----------------------
                                                         Radics & Co., LLC


December 29, 1998
Pine Brook, New Jersey